UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 2, 2005
                                                         ----------------


                         GENESIS TECHNOLOGY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                    333-86347                 65-1130026
 ----------------------------      ----------------         -------------------
 (State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                 Number)             Identification No.)


             7900 Glades Road, Suite 420, Boca Raton, Florida 33434
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (561) 988-9880
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

Genesis Technology Group, Inc. (OTCBB: GTEC) has signed an agreement with Dragon Ventures (OTC: DRGV), a Nevada public corporation, for the sale of its majority-owned subsidiary Chorry Technology Development Company, Ltd. (Chorry is also known as Zhaoli, in the Chinese translation). All three parties have signed the agreement, which is subject to the approval of a majority vote of shares held by GTEC shareholders, with the following provisions.

(1) GTEC will deliver 100% of its shares in Chorry, representing its 80% ownership of that subsidiary, to DRGV.

(2) DRGV shall pay to GTEC $500,000 in its common stock at a price calculated at the average closing price for the 10 days prior to the closing date.

(3) For the year ended September 30, 2005, GTEC and DRGV shall equally divide the cost of the audit of Chorry.

(4) The closing date will be the day that GTEC obtains shareholder approval for the transaction, but no later than December 31, 2005.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 10.1 - Stock Purchase Agreement dated November 2, 2005.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENESIS TECHNOLOGY GROUP, INC.

                                        By:  /s/ Gary Wolfson
                                             -----------------------
                                        Its: CHIEF EXECUTIVE OFFICER

Dated: November 14, 2005

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